SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2006 (March 6, 2006)
Education Management Corporation
(Exact name of Registrant as Specified in its Charter)

Pennsylvania	000-21363	25-1119571

(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
210 Sixth Avenue, Pittsburgh, PA 15222
Registrant’s telephone number, including area code: (412)562-0900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
          On March 6, 2006, Education Management Corporation (the “Company”) announced that it had entered into an Agreement and Plan of Merger, dated as of March 3, 2006 (the “Merger Agreement”), with EM Acquisition Corporation (“Merger Co”). Merger Co is owned by an investment consortium consisting of GS Capital Partners V Fund, L.P., GS Capital Partners V Offshore Fund, L.P., GS Capital Partners V Institutional, L.P., GS Capital Partners V GmbH & Co. KG, Providence Equity Partners V L.P., and Providence Equity Partners V-A L.P.
          The Merger Agreement contemplates that Merger Co will be merged with and into the Company and each outstanding share of common stock of the Company will be converted into the right to receive $43 per share in cash, without interest.
     A copy of the conference call and webcast presentation conducted by the Company describing the transaction is filed as Exhibit 99.1 hereto and incorporated herein by reference.
     In connection with the proposed merger, Education Management Corporation will file a proxy statement with the Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by EDMC at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from EDMC by directing such request to Education Management Corporation, Attention: Investor Relations, telephone: 412-995-7684.
Participants in the Solicitation
     The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Education Management Corporation in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on October 7, 2005. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.
ITEM 9.01 EXHIBITS
(c) Exhibits

Exhibit No.	Exhibit Description
99.1	Transcript of Education Management Corporation’s March 6, 2006 conference call and webcast.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2006	EDUCATION MANAGEMENT CORPORATION

	By:	/s/ John R. McKernan, Jr.

John R. McKernan, Jr., Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of Education Management Corporation’s March 6, 2006 conference call and webcast.